UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 28, 2020

THL Credit, Inc.

(Exact name of registrant as specified in its charter)

Delaware	814-00789	27-0344947
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

100 Federal Street, 31st Floor,

Boston, MA 02110

(Address of principal executive offices)

Registrant’s telephone number, including area code (800) 450-4424

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	TCRD	NASDAQ Global Select Market
6.75% Senior Notes due 2022	TCRZ	The New York Stock Exchange
6.125% Senior Notes due 2023	TCRW	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into Material Definitive Agreement.

On May 28, 2020, the stockholders of THL Credit, Inc. (the “Company”) approved the Company’s entry into a new investment management agreement (the “New Investment Advisory Agreement”) between the Company and First Eagle Alternative Credit, LLC, formerly known as THL Credit Advisors LLC (the “Adviser”), that replaces the prior interim investment management agreement entered into with the Adviser on January 31, 2020 (the “Prior Investment Advisory Agreement”). All material terms of the New Investment Advisory Agreement remain unchanged from the material terms of the Prior Investment Advisory Agreement. The New Investment Advisory Agreement is further described in the Company’s Proxy Statement as filed with the Securities and Exchange Commission on April 23, 2020.

Upon effectiveness of the New Investment Advisory Agreement, the Prior Investment Advisory Agreement terminated immediately.

The foregoing description of the New Investment Advisory Agreement is qualified in its entirety by the terms of the New Investment Advisory Agreement, dated May  28, 2020, incorporated herein by reference to Exhibit A to the Company’s Proxy Statement as filed with the Securities and Exchange Commission on April 23, 2020.

Item 1.02. Termination of a Material Definitive Agreement.

The second paragraph of Item 1.01 above is incorporated by reference into this Item 1.02.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The special meeting of stockholders of the Company was held on May 28, 2020. At the meeting, the stockholders approved the New Investment Management Agreement with 20,672,510 votes for, 364,792 votes against, 117,101 votes abstaining and 0 broker non-votes.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Investment Management Agreement, dated as of May 28, 2020, between THL Credit, Inc., a Delaware corporation, and First Eagle Alternative Credit, LLC, formerly known as THL Credit Advisors LLC, a Delaware limited liability company (incorporated by reference to Exhibit A to the Proxy Statement on Schedule 14A filed April 23, 2020)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

THL CREDIT, INC.

Date: May 29, 2020	By:	/S/ TERRENCE W. OLSON
	Name:	Terrence W. Olson
	Title:	Chief Financial Officer, Chief
Operating Officer & Treasurer